UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐  Preliminary Proxy Statement

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☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

NATERA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V94814-P48866 NATERA, INC. 13011 MCCALLEN PASS BUILDING A SUITE 100 AUSTIN, TEXAS 78753 NATERA, INC. 2026 Annual Meeting of Stockholders To be held virtually. Vote by Wednesday, June 10, 2026 11:59 PM Eastern Time You invested in NATERA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Natera, Inc. Annual Meeting of Stockholders to be held virtually on Thursday, June 11, 2026. Vote Virtually at the Meeting* Thursday, June 11, 2026 11:30 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/NTRA2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to Thursday, May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V94815-P48866 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. To elect three directors named in the proxy statement accompanying this notice to serve as Class II directors until the annual meeting of stockholders held in 2029 and until their successors are duly elected and qualified, and to elect one director named in the proxy statement accompanying this notice to serve as a Class I director until the annual meeting of stockholders held in 2028 and until his successor is duly elected and qualified. For Class II Nominees: 01) Rowan Chapman 02) Herm Rosenman 03) Jonathan Sheena Class I Nominee: 04) Eric H. Rubin 2. To ratify the appointment of Ernst & Young LLP as Natera, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on an advisory (non-binding) basis, the compensation of Natera, Inc.’s named executive officers as disclosed in the proxy statement. For 4. To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers. 1 Year 5. To approve an amendment to Natera’s 2015 Equity Incentive Plan, as amended and restated. For 6. Such other business as may properly come before the Annual Meeting or any adjournment thereof.